Exhibit 99.1

PMFG, Inc. (Parent of Peerless Mfg. Co.) Announces Resignation of Warren R. Hayslip as Executive Vice President & Chief Operating Officer

DALLAS, August 24, 2012 (GlobeNewswire via COMTEX)

PMFG, Inc. (the “Company”) (Nasdaq: PMFG) today announced the resignation of Mr. Warren Hayslip, as the Company’s Executive Vice President and Chief Operating Officer, effective as of August 31, 2012. Mr. Hayslip has accepted a new position with a manufacturing organization in Tennessee.

Peter J. Burlage, Chief Executive Officer, stated, “We wish Warren the best in his new endeavours and appreciate the contributions he has made to Peerless over the last few years. Warren has played a significant role in the build out of the Company’s international infrastructure, growth initiatives, and development of a global leadership team. At the present time, the Company does not intend on replacing the role of Chief Operating Officer.”

About PMFG

We are a leading provider of custom engineered systems and products designed to help ensure that the delivery of energy is safe, efficient and clean. We primarily serve the markets for power generation, natural gas infrastructure and petrochemical processing. Headquartered in Dallas, Texas, we market our systems and products worldwide.

The PMFG, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5676

Safe Harbor Under The Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release that are not historical facts are forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that could cause the actual results to be materially different from those expressed or implied by such forward-looking statements. The words “anticipate,” “preliminary,” “expect,” “believe,” “intend” and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for these forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. The risks and uncertainties that may affect the Company’s results include the growth rate of the Company’s revenue and market share; the receipt of new, and the termination of existing, contracts; the Company’s ability to effectively manage its business functions while growing its business in a rapidly changing environment; the Company’s ability to achieve financial and nonfinancial covenants and requirements of our debt agreements; the Company’s access to additional capital; the Company’s ability to adapt and expand its services in such an environment; the quality of the Company’s plans and strategies; and the Company’s ability to execute such plans and strategies. Other important information regarding factors that may affect the Company’s future performance is included in the public reports that the Company files with the Securities and Exchange Commission, including the information under Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended July 2, 2011. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of other events, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

This news release was distributed by GlobeNewswire, www.globenewswire.com

SOURCE: PMFG, Inc.

CONTACT: PMFG, Inc.

Mr. Peter J. Burlage, Chief Executive Officer

Ronald L. McCrummen, Chief Financial Officer

(214) 357-6181

Fax: (214) 351-4172

14651 North Dallas Parkway, Suite 500

Dallas, Texas 75254

or

Cameron Associates

Kevin McGrath

(212) 245-4577

Kevin@cameronassoc.com